SUPPLEMENT DATED JANUARY 11, 2010
TO THE CLASS A, B, AND C SHARES PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009, April 8, 2009, April 9, 2009,
April 21, 2009, May 4, 2009, May 21, 2009, June 19, 2009,
July 30, 2009, August 25, 2009, September 18, 2009, October 16, 2009,
November 12, 2009, and December 17, 2009)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Edge Asset Management, Inc. (“Edge”)
In a previous supplement, we announced that Craig V. Sosey would not continue his employment with Edge beyond
December 31, 2009. However, Mr. Sosey will continue his employment with Edge beyond December 31, 2009 and continues as a portfolio manager for the Short-Term Income Fund and Government & High Quality Bond Fund (formerly known as the Mortgage Securities Fund).

Effective January 1, 2010, Scott Peterson is an additional portfolio manager for the Short Term Income Fund and
Government & High Quality Bond Fund (formerly known as the Mortgage Securities Fund).

Scott Peterson. Mr. Peterson, portfolio manager, has worked with fixed income investments at Edge since 2003. He earned a bachelors degree in mathematics from Brigham Young University and an MBA from New York University’s Stern
School of Business. He has earned the right to use the Chartered Financial Analyst Designation.